                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                  -------------



                                  FORM 8-K / A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) JUNE 24, 1996




                         COMPRESSION LABS, INCORPORATED
             (Exact name of registrant as specified in its charter)




DELAWARE                               0-13218                   94-2390960
(State or other jurisdiction         (Commission     (I.R.S. Employer Identification No.)
of incorporation or organization)    File Number)




350 EAST PLUMERIA, SAN JOSE, CALIFORNIA                             95134
(Address of principal executive office)                           (Zip Code)




       Registrant's telephone number, including area code: (408) 435-3000




                 2860 JUNCTION AVE., SAN JOSE, CALIFORNIA 95134
         (Former name or former address, if changed since last report)
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The undersigned registrant hereby amends its current Report on Form 8-K, dated
June 24, 1996, as follows:

ITEM 7. PRO FORMA FINANCIAL INFORMATION


                         COMPRESSION LABS, INCORPORATED

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  PRO FORMA, ADJUSTED FOR DISPOSITION OF ASSETS
                                   (Unaudited)


1.       BASIS OF PRESENTATION

         During November 1995, the Company adopted a strategic plan to discontinue operations of its broadcast products division. The results for the division, including estimated gains or losses from disposition of assets related to the discontinued operations, have been accounted for in accordance with Accounting Principles Board Opinion No. 30, and were included in the financial statements for the period ending December 31, 1995. The adjustments presented in the accompanying Condensed Consolidated Financial Statements reflect the pro forma effect of the Company's disposition of assets related to the discontinued operations.

2.       CONSOLIDATED STATEMENTS OF OPERATIONS

         For the pro forma presentation of the Consolidated Statements of Operations, amounts related to the discontinued operation were eliminated from the Net income (loss), and the related per share calculations, for the year ended December 31, 1995.


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                      CONSOLIDATED STATEMENTS OF OPERATIONS
                         COMPRESSION LABS, INCORPORATED

                                                                             Year ended December 31, 1995
                                                                       Historical                     Pro Forma
(In thousands, except per share amounts)                               (Audited)      Adjustments    (Unaudited)
- ----------------------------------------------------------------------------------------------------------------
REVENUES                                                               $ 112,979       $      --      $ 112,979
Cost of revenues                                                          79,359              --         79,359
                                                                       ---------       ---------      ---------
          GROSS MARGIN                                                    33,620              --         33,620

OPERATING EXPENSES:
     Selling, general and administrative                                  42,761              --         42,761
     Research and development                                              9,974              --          9,974
     Settlement of litigation                                                897              --            897
                                                                       ---------       ---------      ---------
                                                                          53,632              --         53,632
                                                                       ---------       ---------      ---------
         NET LOSS FROM OPERATIONS                                        (20,012)             --        (20,012)

Interest income                                                              114              --            114
Interest expense                                                          (1,142)             --         (1,142)
                                                                       ---------       ---------      ---------
Net loss from continuing operations                                      (21,040)             --        (21,040)
                                                                       ---------       ---------      ---------
Discontinued operations:
     Income (loss) from operations of Broadcast Products Division         (1,941)          1,941             --
     Loss on disposal of Broadcast Products Division                     (34,601)         34,601             --
                                                                       ---------       ---------      ---------
          Net income (loss) from discontinued operations                 (36,542)         36,542             --
                                                                       ---------       ---------      ---------
NET INCOME (LOSS)                                                      $ (57,582)      $  36,542      $ (21,040)
                                                                       =========       =========      =========
Net income (loss) per share:
     Net loss from continuing operations                                   (1.37)             --          (1.37)
     Net income (loss) from discontinued operations                        (2.39)           2.39             --
                                                                       ---------       ---------      ---------
     NET INCOME (LOSS) PER SHARE                                       $   (3.76)      $    2.39      $   (1.37)
                                                                       =========       =========      =========
Weighted average common shares and common share
      equivalents outstanding                                             15,304          15,304         15,304
                                                                       =========       =========      =========


See accompanying Notes to Condensed Consolidated Financial Statements.


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                                INDEX TO EXHIBITS

Exhibit
Number
- -------
10.48    Asset Purchase Agreement between Compression Labs, Incorporated, a
         Delaware Corporation, and Charger Industries, Inc., a California
         Corporation, dated as of June 7, 1996 (incorporated by reference from
         Exhibit 1 to the registrant's Report on Form 8-k dated June 7, 1996).

20.1     CLI Press Release dated June 10, 1996, regarding the agreement to sell
         Magnitude product family to General Instrument.

27.01    Article 5 of Regulation S-X, Financial Data Schedules for Compression
         Labs, Incorporated, for the six month period ended June 30, 1996
         (incorporated by reference from Exhibit 27.01 to the registrant's
         Report on Form 10-Q for the quarterly period ended June 30, 1996).

99.01 Condensed Consolidated Statements of Operations for the six months ended June 30, 1996 (incorporated by reference from the registrant's
         Report on Form 10-Q for the quarterly period ended June 30, 1996.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMPRESSION LABS, INCORPORATED



                       BY  /s/ Michael E. Seifert
                           ----------------------------------------------------
                           Michael E. Seifert
                           Vice President, Finance and Chief Accounting Officer


August 23, 1996


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